UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2004

_________________________________________________________________________________

EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

NEVADA (State of incorporation)	000-32507 (Commission File Number)	88-0345961 (I.R.S. Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws

On October 13, 2004, Registrant filed with the Nevada Secretary of State a Certificate of Amendment to its Articles of Incorporation to change the name of the corporation from Energy Producers, Inc. to EGPI FIRECREEK, INC.

Concurrent with the Amendment, Registrant has changed its Cusip Number to 268487 10 5

ITEM 9.01

Financial Statements and exhibits.

(c)      Exhibits

3.1

Certificate of Amendment to Articles of Incorporation filed October 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  October 19, 2004